VK-QINC-SUMSUP 120318

Summary Prospectus Supplement dated December 3, 2018

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, C, Y, R5 and R6 shares of Invesco Quality Income Fund.

The sixth paragraph under the heading “Principal Investment Strategies of the Fund” is hereby deleted.

The risk titled “Borrowing Risk” is hereby deleted under the heading “Principal Risks of Investing in the Fund.”

VK-QINC-SUMSUP 120318